Equity-Accounted Investments	6 Months Ended
Jun. 30, 2018
Receivables [Abstract]
Equity Accounted Investments
Equity-Accounted Investments

a) As of June 30, 2018, the Partnership had loans outstanding to Exmar LPG BVBA of $52.3 million (December 31, 2017 – $52.3 million), the Partnership's 50/50 joint venture (or the Exmar LPG Joint Venture) with Exmar NV (or Exmar). These advances bear interest at LIBOR plus 0.50% and have no fixed repayment terms. As at June 30, 2018, the interest receivable on the advances was $nil (December 31, 2017 – $0.2 million). Both the advances and the interest receivable on these advances are included in investments and advances to equity-accounted joint ventures in the Partnership’s consolidated balance sheets.

b) As of June 30, 2018, the Partnership had loans outstanding to the Bahrain LNG Joint Venture of $79.1 million (December 31, 2017 – $79.1 million). As of June 30, 2018, the interest accrued on these advances was nominal (December 31, 2017 – $0.1 million). Both the advances and the accrued interest on these advances are included in investments and advances to equity-accounted joint ventures in the Partnership’s consolidated balance sheets.

c) On January 31, 2018, the Partnership sold its 50% ownership interest in its equity-accounted joint venture with Exmar (or the Excelsior Joint Venture) for gross proceeds of approximately $54 million. As a result of the sale, the Partnership recorded a gain of $5.6 million for the six months ended June 30, 2018, which is included in equity income (loss) in the Partnership's consolidated statements of income (loss).